UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2015

DSP GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-35256 (Commission File Number)	94-2683643 (I.R.S. Employer Identification No.)

161 S. San Antonio Road, Suite 10 Los Altos, CA (Address of Principal Executive Offices)	94022 (Zip Code)

408/986-4300
(Registrant’s Telephone Number, Including Area Code)

With a copy to:
Jaclyn Liu, Esq.
Morrison & Foerster llp
425 Market Street
San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2015, the board of directors of DSP Group, Inc. approved amended and restated bylaws of the company (the “A&R Bylaws”), effective as of June 22, 2015. The A&R Bylaws eliminated the plurality plus voting standard for the election of directors in an uncontested election in favor of a majority voting standard.

The full text of the A&R Bylaws is filed as Exhibit 3.1 hereto and incorporated herein by reference. The foregoing description of the A&R Bylaws does not purport to be complete and is qualified in its entirety by reference to the A&R Bylaws as filed hereto.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1         Amended and Restated Bylaws of DSP Group, Inc., effective as of June 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: June 26, 2015	By:	/s/ Dror Levy Dror Levy Chief Financial Officer and Secretary

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